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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report: May 6, 2002         Commission File No.: 0-25969
      (Date of earliest event reported)


                                 RADIO ONE, INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                52-1166660
      (State or other jurisdiction of       (I.R.S. Employer Identification No.)
        incorporation or organization)


                          5900 Princess Garden Parkway,
                                    7th Floor
                             Lanham, Maryland 20706
                    (Address of principal executive offices)


                                 (301) 306-1111
               Registrant's telephone number, including area code

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Item 5.  Other Events

On May 3, 2002, the Company: (i) issued the press release attached hereto as
Exhibit 99.1 to announce its first quarter results for 2002 and (ii) issued the press release attached hereto as Exhibit 99.2 to announce its acquisition of WHTA-FM in Atlanta, Georgia.

   Exhibit Number                         Description
   --------------                         -----------

       99.1 Press release dated May 3, 2002: Radio One, Inc. Reports Record First Quarter Results.

       99.2 Press release dated May 3, 2002: Radio One, Inc. Completes the Acquisition of WHTA-FM in Atlanta.

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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       RADIO ONE, INC.




                       / s / Scott R. Royster

                       ---------------------------------------------
May 6, 2002            Scott R. Royster
                       Executive Vice President and Chief Financial Officer
                       (Principal Accounting Officer)